March 21, 1997


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Attn:  Filing Desk

     Re: MTR Gaming Group, Inc.- Current Report on Form 8-K

Ladies and Gentlemen:

                  On  behalf  of  our  client  MTR  Gaming   Group,   Inc.  (the
"Registrant"), we are transmitting electronically the Registrant's Current Report on Form 8-K (the "Form 8-K") dated March 1, 1997.

                  Please note that the Form 8-K filed herewith contains a conformed signature and that an original, manual signature will be retained in the Registrant's records for five (5) years.


                                                               Very truly yours,

                                                          /s/Thomas F. McInerney
                                                             Thomas F. McInerney



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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date earliest event reported)                  March 1, 1997
                                                           ---------------------


                             MTR GAMING GROUP, INC.

             (exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


        33-22521                                               84-1103135
(Commission File Number)                        (IRS Employer Identification
Number)


                   STATE ROUTE 2 SOUTH, CHESTER, WEST VIRGINIA

                    (Address of principal executive offices)
                                      26034
                                   (Zip Code)


Registrant's Telephone Number, Including Area Code:              (304) 387-5712
                                                                 --------------

            1461 GLENNEYRE STREET, SUITE E, LAGUNA BEACH, CALIFORNIA

          (Former name or former address, if changed since last report)



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Item 5.           Other Events.

                  Mountaineer Racetrack & Gaming Resort Increases Video Lottery Terminals to 1000

                  The Company's Mountaineer Park, Inc. subsidiary ("Mountaineer") has purchased and on March 13, 1997 installed 400 new video lottery terminals ("VLTs") at its Mountaineer Racetrack & Gaming Resort. The 400 new VLTs offer simulated slot machine games as well as card games and keno ("Slot Terminals"). At the same time, Mountaineer removed 200 older VLTs that offered only card games and keno ("Card Terminals"), resulting in an increase in the number of VLTs currently in operation from 800 to 1000, consisting of 800 Slot Terminals and 200 Card Terminals. 500 VLTs are located at the Mountaineer Lodge and its Speakeasy Gaming Saloon, and 500 are located at the racetrack.

                  Over the past month, Mountaineer's average daily net win per VLT (gross wagers less payouts to players) for the Slot Terminals has outpaced the Card Terminals by approximately three to one.

                  Video Lottery Net Win Continues to Increase

                  Mountaineer's positive trend in video lottery net win has continued. For January and February of 1997, total net win was $6,029,869, compared to $3,643,128 for the same period in 1996, and compared to $1,737,303 for the same period in 1995 (when the Company operated only 400 VLTs, all of which were Card Terminals, until July). The Company attributes the increase primarily to the addition of Slot Terminals, capital improvements at the resort, and an aggressive marketing campaign that includes Mountaineer's 30 minute "Hancock County: The Action's Closer Than You Think" infomercial that has been airing since January in the Company's major markets. The Company expects to announce its 1996 financial results by the end of the month.

                  Relocation of Corporate Headquarters

                  Effective March 1, 1997, the Company has moved its corporate headquarters from Orange County, California to Mountaineer's facility in West Virginia. The Company's new address is State Route 2 South, Chester, West Virginia 26034. The telephone number is (304) 387-5712, and the facsimile number is (304) 387-2167.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   MTR GAMING GROUP, INC.


                                   By:   /s/ Edson R. Arneault
                                         Edson R. Arneault,
                                         President


Date: March 21, 1997